Exhibit (h)(ii)

SCHEDULE A

LIST OF FUNDS AND PORTFOLIOS AND

PRINCIPAL PLACE OF BUSINESS

Dated: As of December 13, 2013

Funds	Portfolios	Principal Place of Business
Legg Mason Partners Equity Trust		620 Eighth Avenue, New York, N.Y. 10018

ClearBridge Aggressive Growth Fund

Legg Mason Capital Management All Cap Fund (merging into ClearBridge Large Cap Value Fund on August 16, 2013)

ClearBridge Appreciation Fund

ClearBridge Equity Income Fund

ClearBridge Tactical Dividend Income Fund

Legg Mason Esemplia Emerging Markets Long-Short Fund (liquidating on or about October 1, 2013)

ClearBridge Equity Fund

Legg Mason Investment Counsel Financial Services Fund

ClearBridge All Cap Value Fund

Legg Mason Batterymarch Global Equity Fund

ClearBridge International All Cap Opportunity Fund

ClearBridge International Small Cap Opportunity Fund

ClearBridge Large Cap Value Fund

ClearBridge Large Cap Growth Fund

ClearBridge Mid Cap Growth Fund

Legg Mason Lifestyle Allocation 30%

Legg Mason Lifestyle Allocation 50%

Legg Mason Lifestyle Allocation 70%

Legg Mason Lifestyle Allocation 85%

ClearBridge Select Fund

ClearBridge Mid Cap Core Fund

Legg Mason Batterymarch S&P 500 Index Fund

ClearBridge Small Cap Growth Fund

ClearBridge Small Cap Value Fund

Legg Mason Investment Counsel Social Awareness Fund

Legg Mason Target Retirement 2015

Legg Mason Target Retirement 2020

Legg Mason Target Retirement 2025

Legg Mason Target Retirement 2030

Legg Mason Target Retirement 2035

Legg Mason Target Retirement 2040

Legg Mason Target Retirement 2045

Legg Mason Target Retirement 2050

Legg Mason Target Retirement Fund

Legg Mason Batterymarch U.S. Large Cap Equity Fund

Permal Alternative Core Fund (name change effective July 31, 2013)

Legg Mason Dynamic Multi-Strategy Fund

Legg Mason Batterymarch Managed Volatility International Dividend Fund (as of February

Legg Mason Batterymarch Managed Volatility Global Dividend Fund

Legg Mason Partners Variable Equity Trust		620 Eighth Avenue, New York, N.Y. 10018

ClearBridge Variable Aggressive Growth Portfolio

ClearBridge Variable Appreciation Portfolio

ClearBridge Variable Equity Income Portfolio

ClearBridge Variable All Cap Value Portfolio

ClearBridge Variable Large Cap Value Portfolio

ClearBridge Variable Large Cap Growth Portfolio

Legg Mason Variable Lifestyle Allocation 50%

Legg Mason Variable Lifestyle Allocation 70%

Legg Mason Variable Lifestyle Allocation 85%

ClearBridge Variable Mid Cap Core Portfolio

ClearBridge Variable Small Cap Growth Portfolio

Legg Mason Investment Counsel Variable Social Awareness Portfolio

Legg Mason Dynamic Multi-Strategy VIT Portfolio

Legg Mason Partners Income Trust		620 Eighth Avenue, New York, N.Y. 10018

Western Asset Adjustable Rate Income Fund

Western Asset California Municipals Fund

Western Asset Corporate Bond Fund

Western Asset Global High Yield Bond Fund

Western Asset Mortgage Backed Securities Fund

Western Asset Short Duration High Income Fund

Western Asset Intermediate Maturity California Municipals Fund

Western Asset Intermediate Maturity New York Municipals Fund

Western Asset Intermediate-Term Municipals Fund

Western Asset Managed Municipals Fund

Western Asset Massachusetts Municipals Fund

Western Asset Municipal High Income Fund

Western Asset New Jersey Municipals Fund

Western Asset New York Municipals Fund

Western Asset Oregon Municipals Fund

Western Asset Pennsylvania Municipals Fund

Western Asset Short Duration Municipal Income Fund

Western Asset Short-Term Bond Fund

Western Asset Global Strategic Income Fund

Western Asset Emerging Markets Debt Fund

Western Asset Short Term Yield Fund

Legg Mason Partners Institutional Trust		620 Eighth Avenue, New York, N.Y. 10018

Western Asset Institutional Cash Reserves

Western Asset Institutional Liquid Reserves

Western Asset Institutional Tax Free Reserves

Western Asset Institutional U.S. Treasury Reserves

Western Asset SMASh Series C Fund

Western Asset SMASh Series EC Fund

Western Asset SMASh Series M Fund

Western Asset Municipal High Income SMASh Fund

Western Asset Institutional Government Reserves

Western Asset Institutional AMT Free Municipal Money Market Fund

Legg Mason Partners Money Market Trust		620 Eighth Avenue, New York, N.Y. 10018

Western Asset California Tax Free Money Market Fund

Western Asset Liquid Reserves

Western Asset Connecticut Municipal Money Market Fund

Western Asset New York Tax Free Money Market Fund

Western Asset Tax Free Reserves

Western Asset U.S. Treasury Reserves

Western Asset Government Reserves

Legg Mason Partners Premium Money Market Trust		620 Eighth Avenue, New York, N.Y. 10018

Western Asset Premium Liquid Reserves

Western Asset Premium U.S. Treasury Reserves

Western Asset Premium Tax Free Reserves

Legg Mason Partners Variable Income Trust		620 Eighth Avenue, New York, N.Y. 10018

Western Asset Variable Global High Yield Bond Portfolio

Western Asset Variable High Income Portfolio

Western Asset Variable Strategic Bond Portfolio

Legg Mason Investment Trust		100 International Drive Baltimore, MD 21202

Legg Mason Opportunity Trust

Legg Mason Tax-Free Income Fund		100 International Drive Baltimore, MD 21202

Legg Mason Investment Counsel Maryland Tax-Free Income Trust

Legg Mason Global Asset Management Trust		100 International Drive Baltimore, MD 21202

Legg Mason Batterymarch International Equity Trust

Legg Mason Batterymarch Emerging Markets Trust

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason BW International Opportunities Bond Fund

Legg Mason BW Global High Yield Fund

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW Global Opportunities Bond Fund

Legg Mason Strategic Real Return Fund

Legg Mason BW Absolute Return Opportunities Fund

Legg Mason Capital Management Value Trust

Legg Mason Capital Management Special Investment Trust

Legg Mason Capital Management Global Growth Trust

Legg Mason BW Classic Large Cap Value Fund (SEC effective but not launched)

Legg Mason BW Alternative Credit Fund

Legg Mason Income Opportunities Fund

Western Asset Funds, Inc.		385 East Colorado Boulevard Pasadena, CA 91101

Western Asset Total Return Unconstrained Fund

Western Asset Core Bond Fund

Western Asset Core Plus Bond Fund

Western Asset Enhanced Equity Fund (SEC effective but not launched)

Western Asset Global Multi-Sector Fund

Western Asset High Yield Fund

Western Asset Inflation Indexed Plus Bond Fund

Western Asset Intermediate Bond Fund

Western Asset Global Government Bond Fund

Western Asset Asian Opportunities Fund

Western Asset Macro Opportunities Fund (projected launch August 30, 2013)